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                                 EXHIBIT 10.2

         Subscription Agreement dated March 14, 2000 between Hayden H. Harris, as trustee for the Hayden H. Harris Living Trust Date March 6, 1998 and the Company.


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS.


                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made as of March 14, 2001, by and between HAYDEN H. HARRIS, TRUSTEE OF THE HAYDEN H. HARRIS LIVING TRUST DATE MARCH 6, 1998, located at 13875 Waters Road, Chelsea, Michigan 48118 ("Investor"), and MCLAREN PERFORMANCE TECHNOLOGIES, INC., a Delaware corporation with offices at 32233 West Eight Mile Road, Livonia, Michigan 48152 ("McLaren").

                                    RECITALS:

A. McLaren has offered to sell, and Investor desires to acquire, Three Hundred Thousand (300,000) shares of the common stock of McLaren, par value $0.00001 per share (the "Shares"), for the aggregate purchase price of Three Hundred Thousand Dollars ($300,000) (the "Purchase Price") at a per share price equal to One Dollar ($1.00) (the "Offering"); and

B. McLaren and Investor desire to consummate the Offering in accordance with the terms of this Agreement.

     NOW, THEREFORE, in consideration of the mutual undertakings contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. Purchase and Sale of Shares. McLaren hereby agrees to sell to Investor, and Investor hereby agrees to purchase from McLaren, the Shares at the Purchase Price and on the terms and conditions described herein. Within three (3) business days following the execution of this Agreement, Investor shall deliver the Purchase Price in immediately available funds to the Chief Financial Officer of McLaren at the address set forth above. Upon receipt of the Purchase Price in immediately available funds, McLaren will cause the Shares to be issued by its stock transfer agent and delivered to Investor at Investor's address set forth above.

2. Right to Monitor Board Meetings. In the event that, at any time during which Harris beneficially owns not less than Two Hundred Thousand (200,000) shares of the common stock of the Company (which amount shall be adjusted in the event of any stock split or other similar recapitalization), Harris fails to be a Director of the Company, the Company agrees that Harris shall receive notice of and have the right to attend, but not participate in, all meetings of the Company's Board of Directors. Harris agrees not to disclose any information disclosed at such meetings ("Disclosed Information") to others, or in any way use Disclosed Information for his benefit or for the benefit of any other party. Harris shall immediately give notice to the Company of any unauthorized use or disclosure of Disclosed Information. Harris further agrees to comply with all applicable laws, including but not limited to Regulation FD. Specifically, Harris agrees: (i) to hold all Disclosed Information in confidence pursuant to Rule 100(b)(2)(ii) of Regulation FD, and (ii) not to purchase or sell any securities of the Company based on Disclosed Information pursuant to Rule 100
(b)(1)(iv) of Regulation FD.

3. Representations and Warranties of Investor. Investor hereby acknowledges, represents and warrants as follows:
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         (a) INVESTOR ACKNOWLEDGES THAT THE SHARES HAVE NOT BEEN REGISTERED
UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

         (b) Investor has the financial ability to bear the economic risk of Investor's investment in the Shares (including a complete loss of Investor's investment) and has no need for liquidity with respect to Investor's investment in the Shares.

         (c) Investor has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Shares and has obtained, in Investor's judgment, sufficient information from McLaren to evaluate the merits and risks of an investment in the Shares.

         (d) Investor is an "accredited investor" as that term is defined in Rule 501(a) promulgated under Regulation D of the Securities Act.

         (e) Investor is acquiring the Shares for his own account and not with a view to the distribution thereof within the meaning of the Securities Act.

         (f) The Shares are not being subscribed for by Investor as a result of any material information about McLaren's business that has not been publicly disclosed.

         (g) Investor has been given the opportunity to ask questions of, and receive answers from, the management of McLaren concerning the terms and conditions of the Offering and other matters pertaining to Investor's investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information which was otherwise provided in order for Investor to evaluate the merits and risks of an investment in the Shares to the extent McLaren possesses such information or can acquire it without unreasonable effort or expense.

         (h) Investor has obtained and reviewed McLaren's Annual Report on Form 10-KSB for the year ended September 30, 1999, Quarterly Reports on Form 10-QSB for the quarters ended December 31, 1999, March 31, 2000, and June 30, 2000, Current Report on Form 8-K filed March 28, 2000, 1999 Annual Report to Shareholders, and Definitive Proxy Statement for the Annual Meeting of Shareholders to be held April 18, 2000.

         (i) Investor acknowledges that the representations, warranties, agreements, undertaking and acknowledgments made by Investor in this Agreement are made with the intent that they be relied upon by McLaren and its management in determining Investor's suitability as a purchaser of the Shares.

4. Representations and Warranties of McLaren. McLaren hereby acknowledges, represents and warrants that the Shares, when issued to Investor, shall be validly issued, fully paid and non-assessable.

5. Miscellaneous.

         (a) Modification. Neither this Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         (b) Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (i) delivered by a recognized national courier service to such address as may be given herein, or (ii) delivered personally at such address.

         (c) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
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         (d) Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein.

         (e) Assignability. This Agreement is not transferable or assignable by either party.

         (f) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan applicable to contracts made and to be performed entirely within such state without giving effect to the choice of law provisions of such state.

         (g) Counterparts; Facsimile Execution. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart. This Agreement may be signed by fax delivery of a signed signature page to the other party and such fax execution shall be valid in all respects.
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 McLAREN PERFORMANCE TECHNOLOGIES, INC.


                                 By: /s/ Steven Rossi
                                     ------------------------------------------
                                     Steven Rossi, President


                                 INVESTOR:

                                 /s/ Hayden H. Harris
                                 ----------------------------------------------
                                 HAYDEN H. HARRIS, TRUSTEE OF THE HAYDEN H.
                                 HARRIS LIVING TRUST DATED MARCH 6, 1998